                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - JULY 3, 2002
                                                           -------------



                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)




  DELAWARE                          1-10458                     36-3154608
 ----------------------------       --------------------        ----------
(State or other jurisdiction      (Commission                 (IRS Employer
 of incorporation)                 File Number)              Identification No.)



275 BROADHOLLOW ROAD
  MELVILLE, NEW YORK                                                    11747
  ---------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code:           (631) 844-1004
                                                              --------------

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ITEM 5.    OTHER EVENTS

         North Fork Bancorporation, Inc. advised that Standard and Poor's raised its credit ratings and the credit ratings of its primary subsidiary, North Fork Bank as follows:


North Fork Bancorporation, Inc.         NEW RATING           PRIOR RATING
                                        ----------           ------------


    Counterparty credit ratings          BBB+/A-2              BBB/A-2


North Fork Bank


    Counterparty credit ratings           A-/A-2              BBB+/A-2


    CDs                                   A-/A-2              BBB+/A-2


North Fork Capital Trust I


    Preferred stock                        BBB-                 BB+


North Fork Capital Trust II


         Preferred stock                   BBB-                 BB+


         Management advised that it was grateful with the ratings upgrades at the present time, as they reflect North Fork's strengthening financial position. The full text of Standard and Poor's press release is included herein as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)      Financial Statements of the Business Acquired.
         Not Applicable


(b)      Pro Forma Financial Information
         Not Applicable


(c)      Exhibits
         99.1     Press Release dated July 3, 2002


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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      July 9, 2002











NORTH FORK BANCORPORATION, INC.


By:  /s/  Daniel M. Healy


     -------------------------------
     Daniel M. Healy
     Executive Vice President
     Chief Financial Officer